Business Acquisition (Details) - AgingTopic, LLC [Member]	Dec. 06, 2024 USD ($)
Business Acquisition (Details) [Line Items]
Payments to Acquire Businesses, Net of Cash Acquired	$ 5,000
Business Combination, Certain Royalty Payments	$ 150,000
Business Acquisition, Description of Acquired Entity	The royalty payments are to be repaid at 30% of net collection up to the first $50,000 has been repaid, after which the remaining $100,000 will be repaid based on 15% of net collections. After the payment of the $150,000 license fee, the Company will then pay a commission of 2.5% of net collections until 36 months after the date of the agreement.
Fair Value of Acquired Assets Term	1 year
Business Combination, Consideration Transferred	$ 155,000
Acquired Finite-Lived Intangible Assets, Weighted Average Useful Life	4 years